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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 16, 1999


                    First Alliance Mortgage Loan Trust 1999-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                                             APPLICATION
            New York                 333-44585-07              PENDING
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(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
         Incorporation)                Number)            Identification No.)


c/o Norwest Bank Minnesota, National Association,
                    as Trustee
        Sixth Street and Marquette Avenue
              Minneapolis, Minnesota                            55479
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     (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (612) 667-1234
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333- 44585) filed by First Alliance Mortgage Company ("First Alliance") with the Securities and Exchange Commission (the "Commission") on January 21, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3 dated February 3, 1998, pursuant to which First Alliance registered $750,000,000 aggregate principal amount of its mortgage loan asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 7, 1999, and the related Prospectus Supplement, dated June 7, 1999, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-2 Mortgage Loan Asset Backed Certificates, Series 1999-2 (the "Certificates").

           The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1999, between First Alliance Mortgage Company in its capacities as the Seller (the "Seller") and the Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee") and the Oversight Agent (the "Oversight Agent"). The Certificates consist of two classes: the Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

           The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-2 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

           Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 7.09% per annum. The Pass-Through Rate for the Class A-2 Certificates adjusts monthly based on one-month LIBOR and with respect to the first Payment Date will be 5.30% per annum.

           The Class A-1 Certificates have an aggregate principal amount of $55,000,000. The Class A-2 Certificates have an aggregate principal amount of $35,000,000.

           As of the Startup Day, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 7, 1999 and the Prospectus Supplement dated June 7, 1999, filed pursuant to Rule 424(b)(5) of the Act on June 14, 1999.

           On June 28, 1999, the Trust acquired $20,236,270.79 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1, dated June 28, 1999, among the Seller, the Servicer, the Oversight Agent and the Trustee on behalf of the Trust. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated June 7, 1999 and the Prospectus Supplement dated June 7, 1999, filed pursuant to Rule 424(b)(5) of the Act on June 14, 1999.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:

                    1.1 Underwriting Agreement, dated June 3, 1999, between First Alliance Mortgage Company and Lehman Brothers Inc.

                    4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

                    10.1 Subsequent Transfer Agreement dated June 28, 1999, between First Alliance Mortgage Company, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Oversight Agent and as Trustee for First Alliance Mortgage Loan Trust 1999-2.







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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:  FIRST ALLIANCE MORTGAGE COMPANY


                                            By:     /s/ Francisco Nebot
                                            ------------------------------------
                                            Name:   Francisco Nebot
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer











Dated:   June 28, 1999

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                                  EXHIBIT INDEX



Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

    1.1      Underwriting Agreement, dated June 3, 1999, between
             First Alliance Mortgage Company and Lehman Brothers
             Inc.

    4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

    10.1 Subsequent Transfer Agreement dated June 28, 1999, between First Alliance Mortgage Company, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Oversight Agent and as Trustee for First Alliance Mortgage Loan Trust 1999-2.